SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): September 1, 1998


                          GUARDIAN INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

      NEVADA                       0-28490                 58-1799634
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(State or other jurisdiction     (Commission              (IRS Employer
    of incorporation)            File Number)             Identification No.)


                              3880 N. 28TH TERRACE
                          HOLLYWOOD, FLORIDA 33020-1118
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (954) 926-5200



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The Board of Directors has selected Arthur Andersen LLP as the Company's independent accountants to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1998. This selection is subject to the ratification by the Stockholders at the Annual Meeting. This change in independent accountants was approved by the Board of Directors effective September 1, 1998.

     McKean, Paul, Chrycy, Fletcher & Co. ("McKean Paul") served as the Company's independent auditors for the fiscal years ending December 31, 1997 and 1996.

     The reports of McKean Paul on the Company's financial statements for both of the past two fiscal years did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1997 and December 31, 1996, respectively, there were no disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of McKean Paul would have caused McKean Paul to make references to the matter in their report.

     During the most recent fiscal years and any subsequent interim period, there have been no "reportable events" as defined in Regulation S-K Item 304(a)(1)(v) with McKean Paul.

     The Company requested and received from McKean Paul a letter addressed to the Securities and Exchange Commission (the "SEC") stating that it agrees with the statements as set forth above, in connection with this filing. A copy of that letter, dated September 8, 1998, is attached as Exhibit 16 with this filing.

ITEM 7. EXHIBITS

 16 Letter of McKean, Paul, Chrycy, Fletcher & Co. addressed to the Securities and Exchange Commission.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 8, 1998            GUARDIAN INTERNATIONAL, INC.

                                    /s/ RICHARD GINSBURG
                                    --------------------
                                    Richard Ginsburg
                                    President and Chief Executive Officer


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                                 EXHIBIT INDEX

EXHIBIT                       DESCRIPTION
-------                       -----------

  16                   Letter of McKean, Paul, Chrycy, Fletcher &
                       Co. addressed to the Securities and Exchange Commission.